SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported):  February 2, 1994


                      COCA-COLA ENTERPRISES INC.
        (Exact name of registrant as specified in charter)



Delaware                  01-09300                58-0503352
(State of            (Commission File No.)       (IRS Employer
Incorporation)                                 Identification No.)




          Coca-Cola Plaza, N.W., Atlanta, Georgia 30313
    (Address of principal executive offices, including zip code)

                           (404) 676-2100
         (Registrant's telephone number, including area code)















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                                                          Exhibit Index page 4




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Item 5.   Other Events

          Coca-Cola Enterprises Inc. (the "Company") files herewith its Combined Consolidated Statements of Operations, reporting the Company's financial results for the fourth quarter and full-year 1993.


Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          99 Combined Condensed Statements of Operations (Unaudited) of the Company, reporting financial results for the fourth quarter and full-year 1993.





































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                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)



Date:  February 24, 1994           By:/s/ LOWRY F. KLINE
                                      --------------------------
                                      Lowry F. Kline
                                      General Counsel




































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                  COCA-COLA ENTERPRISES INC.

                        EXHIBIT INDEX


Exhibit No.                                                    Page

    99         Combined Condensed Statements of Operations       5
               (Unaudited) of the Company, reporting financial results for the fourth quarter and full-year
               1993.












































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